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                                                                                                                             EX-.5.e



                                                                                                             JACKSON NATIONAL LIFE
                                                                                    INSURANCE COMPANY OF NEW YORK[GRAPHIC OMITTED]

perspective II(R) (10/04)
FIXED AND VARIABLE ANNUITY APPLICATION (VA220NY)                                     Home Office - 2900 Westchester Ave., Ste. 305
USE DARK INK ONLY                                                                                               Purchase, NY 10577
See back page for mailing address.                                                                                   WWW.JNLNY.COM

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REGISTRATION INFORMATION
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OWNER'S NAME                            Date of Birth (mm/dd/yyyy)                      SSN/TIN (include dashes)

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Home Address (number and street)                                        CITY, STATE, ZIP

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Age     Sex       U.S. Citizen            Phone No. (include area code)   E-Mail Address  Broker/Dealer Account Number
        M   F     Yes   No

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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                        SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                CITY, STATE, ZIP                                Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age       Sex       U.S. Citizen    Phone No. (include area code)               E-Mail Address
                                         M   F         Yes   No

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ANNUITANT'S NAME (if other than Owner)                                                  SSN/TIN (include dashes)

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Home Address (number and street)                                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age       Sex       U.S. Citizen    Phone No. (include area code)               E-Mail Address
                                         M   F         Yes   No

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JOINT ANNUITANT'S NAME                                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age       Sex       U.S. Citizen        Phone No. (include area code)
                                         M   F         Yes   No

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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                            SSN/TIN (include dashes)                        Percentage (%)

Primary       ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner       Address (number and street)        City, State, ZIP

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                Name                            SSN/TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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                Name                            SSN/TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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                Name                            SSN/TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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ANNUITY TYPE                                                                                  TRANSFER INFORMATION

__  Non-Tax Qualified                              __  IRA - Individual*                      __  IRC 1035 Exchange
__  401(k) Qualified Savings Plan                  __  IRA - Custodial*                       __  Direct Transfer
__  HR-10 (Keogh) Plan                             __  IRA - Roth*                            __  Direct Rollover
__  403(b) TSA (Direct Transfer Only)              *Tax Contribution Years and Amounts:       __  Non-Direct Rollover
__  IRA - SEP                                      Year:____ $____________                    __  Roth Conversion
__  Other __________________________               Year:____ $____________

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NVDA 120                                                                                                                NV4173 10/04

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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

   ___  Highest Anniversary Value Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

A. CONTRACT ENHANCEMENT OPTIONS /1/
   (MAY SELECT ONLY ONE)
   ___  2% of first-year premium /2/
   ___  3% of first-year premium /2/
   ___  4% of first-year premium /2/

B. WITHDRAWAL OPTIONS
   ___  20% Additional Withdrawal Benefit /3/ /4/
   ___  3-Year Withdrawal Charge Schedule
   ___  5-Year Withdrawal Charge Schedule /4/

C.  GUARANTEED LIVING BENEFIT OPTIONS /5/
    (MAY SELECT ONLY ONE)

   ___  SafeGuard 7 Plus(SM)
        (Guaranteed Minimum Withdrawal Benefit)
   ___  LifeGuard(SM)5
        (5% For Life Guaranteed Minimum Withdrawal Benefit)
   ___  LifeGuard(SM) 4
        (4% For Life Guaranteed Minimum Withdrawal Benefit)
   ___  FutureGuard(SM)
        (Guaranteed Minimum Income Benefit)

/1/ Please complete the Important Disclosure Regarding the Contract Enhancement. /2/ Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or 7-Year Fixed Account Options during the Recapture period of that selected option.
/3/ May not be selected in combination with the 3% or 4% Contract Enhancement. /4/ May not be selected in combination with the 3-Year Withdrawal Charge Schedule.
/5/ The GMIB and GMWB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA qualified plan prior to the expiration of 10 contract years. Exercise of the GMWB benefit after the required minimum distribution beginning date under an IRA or other qualified plan may not be appropriate. Please consult a tax advisor on this and other matters of selecting income options.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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INITIAL PREMIUM                                                                 INCOME DATE

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Amount of premium with application: $__________________________

MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW       PLEASE SPECIFY DATE (mm/dd/yyyy): _________________
YORK(SM)                                                                        If an Income Date is not specified, age 90 (age
                                                                                70 1/2 for Qualified Plans) of the Owner will be
                                                                                used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent ___ I do not consent ___ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirms, prospectuses and prospectus supplements, and related correspondence (except) from Jackson National Life of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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CAPITAL PROTECTION PROGRAM
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___  Yes  PLEASE COMPLETE SUPPLEMENTAL APPLICATION N3144.
___  No   PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.
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PREMIUM ALLOCATION                           TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                      WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          INVESTMENT DIVISION

196   %____    JNL(R)/AIM Large Cap Growth
195   %____    JNL/AIM Small Cap Growth
114   %____    JNL/Alger Growth
125   %____    JNL/Alliance Capital Growth
115   %____    JNL/Eagle Core Equity
116   %____    JNL/Eagle SmallCap Equity
150   %____    JNL/FMR Balanced
101   %____    JNL/FMR Capital Growth
126   %____    JNL/JPMorgan International Value
132   %____    JNL/Lazard Mid Cap Value
131   %____    JNL/Lazard Small Cap Value
123   %____    JNL/Mellon Capital Management S&P 500(R) Index
124   %____    JNL/Mellon Capital Management S&P(R) 400 MidCap Index
128   %____    JNL/Mellon Capital Management Small Cap Index
129   %____    JNL/Mellon Capital Management International Index
133   %____    JNL/Mellon Capital Management Bond Index
147   %____    JNL/Mellon Capital Management The Dow(SM) 10
178   %____    JNL/Mellon Capital Management The S&P10
175   %____    JNL/Mellon Capital Management Global 15
176   %____    JNL/Mellon Capital Management 25
177   %____    JNL/Mellon Capital Management Select Small-Cap
224   %____    JNL/Mellon Capital Management JNL 5
222   %____    JNL/Mellon Capital Management NASDAQ(SM) 15
223   %____    JNL/Mellon Capital Management Value Line(R) 25
225   %____    JNL/Mellon Capital Management VIP
191   %____    JNL/Mellon Capital Management Communications Sector
185   %____    JNL/Mellon Capital Management Consumer Brands Sector
190   %____    JNL/Mellon Capital Management Energy Sector
189   %____    JNL/Mellon Capital Management Financial Sector
188   %____    JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector
187   %____    JNL/Mellon Capital Management Technology Sector
054   %____    JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
173   %____    JNL/Oppenheimer Global Growth
174   %____    JNL/Oppenheimer Growth
127   %____    JNL/PIMCO Total Return Bond
105   %____    JNL/Putnam Equity
113   %____    JNL/Putnam International Equity
148   %____    JNL/Putnam Midcap Growth
106   %____    JNL/Putnam Value Equity
136   %____    JNL/Salomon Brothers High Yield Bond
110   %____    JNL/Salomon Brothers Strategic Bond
109   %____    JNL/Salomon Brothers U.S. Government & Quality Bond
104   %____    JNL/Select Balanced
103   %____    JNL/Select Global Growth
102   %____    JNL/Select Large Cap Growth
107   %____    JNL/Select Money Market
179   %____    JNL/Select Value
111   %____    JNL/T. Rowe Price Established Growth
112   %____    JNL/T. Rowe Price Mid-Cap Growth
149   %____    JNL/T. Rowe Price Value
THE FOLLOWING 5 OPTIONS ARE S&P MANAGED FUNDS
227   %____    JNL/S&P Managed Conservative
226   %____    JNL/S&P Managed Moderate
117   %____    JNL/S&P Managed Moderate Growth
118   %____    JNL/S&P Managed Growth
119   %____    JNL/S&P Managed Aggressive Growth

____ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Investment Divisions selected above and the 1-year Fixed Account (if selected)
will participate in the program. The 3, 5 and 7 year Fixed Accounts are not available for Automatic Rebalancing.

Frequency:   ____  Monthly      ____Quarterly
             ____  Semi-Annual  ____Annual

Start Date: ___________________

If no date is selected, the program will begin one month / quarter / half-year / year (depending on the frequency you selected) from the date JNL/NY applies the first premium payment.

FIXED ACCOUNT OPTIONS
041 %____ 1-year
043 %____ 3-year
045 %____ 5-year
047 %____ 7-year


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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s)
   shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN
   BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF
   JNL(R)/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND  THE DOLLAR
   AMOUNTS ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.
5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
   Code. I understand the investment alternatives available under my employer's
   403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT
   TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE
   APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
8. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the "CAPITAL PROTECTION PROGRAM SUPPLEMENTAL
   APPLICATION."
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT* (city, state)                                        DATE SIGNED* (mm/dd/yyyy)

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Owner's Signature                                               Annuitant's Signature (if other than Owner)

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Joint Owner's Signature                                         Joint Annuitant's Signature (if other than Joint Owner)

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PRODUCER/FINANCIAL REPRESENTATIVE'S STATEMENT

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Financial Representative's Full Name (please print)                            Phone No. (include area code)

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Producer/Financial Representative's Signature                                           Date Signed (mm/dd/yyyy)

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Address (number and street)                                                             City, State, ZIP

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E-Mail Address                                                  Contact your home office for program information.
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                                                                __ Option A   __ Option B   __ Option C   __ Option D  __ Option E
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Broker/Dealer Name                      Broker/Dealer Representative No.                JNL/NY Producer/Representative No.

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                                                MAILING ADDRESS AND CONTACT INFORMATION
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FOR CONTRACTS PURCHASED THROUGH A NON-BANK                      FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION,
BROKER/DEALER, SEND TO:                                         SEND TO:

      REGULAR MAIL                OVERNIGHT MAIL                      REGULAR MAIL                    OVERNIGHT MAIL
  JNL/NY Service Center        JNL/NY Service Center            JNL/NY IMG Service Center        JNL/NY IMG Service Center
    P.O. Box 378004        8055 E. Tufts Ave., 2nd floor             P.O. Box 33178                   c/o Drawer 5178
  Denver, CO 80237-8004          Denver, CO 80237                Detroit, MI 48232-5178             12425 Merriman Road
                                                                                                  Livonia, MI 48151-0688

CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)             CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
               FAX: 800/701-0125                                                        FAX: 517/367-4669
          E-MAIL: contactus@jnlny.com                                              E-MAIL: contactus@jnlny.com
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                                            Not FDIC/NCUA insured * Not Bank/CU guaranteed *
                                   May lose value * Not a deposit * Not insured by any federal agency


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